                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

    001-13949                                            65-0424192
(Commission File No.)                       (I.R.S. Employer Identification No.)

              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298

ITEM 5.  OTHER EVENTS.

         On October 24, 2000, Local Financial Corporation issued a press release announcing its third quarter earnings. The press release issued in connection with this announcement is filed as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit:

         See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LOCAL FINANCIAL CORPORATION

Date: October 30, 2000                       By: /s/Richard L. Park
                                                 -------------------------------
                                                 Richard L. Park,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                        DATE OF REPORT: OCTOBER 24, 2000

  EXHIBIT                                                   CONSECUTIVE
  NUMBER                          DESCRIPTION               PAGE NO.
  ------                          -----------               -----------

    99         3rd Quarter Earnings Press Release               4